UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2011

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

Forty-Ninth

Annual Shareholder Report

2011

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

This page has been intentionally left blank.

Contents of Report

Page 1	Shareholder Letter

Exhibit 1	Portfolio Transactions During the Period From July 1, 2011
Pages 4 – 5	through December 31, 2011

Exhibit 2	Selected Historical Financial Information
Page 6

Page 7	Expense Example

Page 8	Allocation of Portfolio Holdings

Pages 9 – 22	Financial Statements and Report of Independent Registered
Public Accounting Firm

Page 23	Privacy Policy

Page 24	Additional Disclosures

MD&A 1-7	Management Discussion and Analysis

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change.  They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general.  The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in a specific index.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk.  Principal loss is possible.  Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.   Earnings Growth Rate is not a measure of the Fund’s future performance.

Price Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings.

Cash Flow is a measure of a company's financial health. Equals cash receipts minus cash payments over a given period of time.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

The Bridges Investment Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a Prospectus.

Bridges Investment Fund, Inc.
256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617

January 9, 2012
Dear Shareholder:

Review of 2011 and Outlook for 2012

Bridges Investment Fund had a total return of 0.62% for the one-year period ended December 31, 2011.  By comparison, the S&P 500 had a total return of 2.11%, while the Russell 1000 Growth Index finished up 2.64% for the year.  The Fund had total returns of 14.73%, 0.41% and 1.97% for the 3, 5, and 10 year periods ending December 31, 2011, compared to total returns of 14.11%, -0.25%, and 2.92% for the S&P 500, and returns of 18.02%, 2.50%, and 2.60% for the Russell 1000 Growth Index over the same periods of time.  Three, five, and ten year returns are annualized.  The Fund’s gross expense ratio is 0.91%.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance stated above.  Performance data current to the most recent month end may be obtained by calling 866-934-4700.

Stocks saw significant volatility in 2011, but ended the year little changed from where they started.

The S&P 500 finished the year with its smallest year-over-year change ever, closing at 1257.60 after starting 2011 at 1257.64.  The index saw large volatility during 2011, reaching a high of 1370.58 in early May, and a low of 1074.77 in early October.

The volatility during the year was driven by a number of negatives, including a persistently high unemployment rate in the U.S., a worsening of the sovereign debt crisis and economic conditions in Europe, and a rancorous political environment in the U.S., particularly revolving around the federal budget deficit.

Corporate earnings in 2011 were well ahead of expectations, with the exception of the banking sector.  At the outset of 2011, consensus earnings estimates for the S&P 500 for the year were $92, which would have represented an 11% gain from the Index’s 2010’s earnings level of $83.77.  At the close of 2011, consensus earnings estimates for the S&P 500 are now $97 for 2011, which would result in a 16% year-over-year advance.

Despite the strong corporate earnings performance in 2011, equity valuations continued to shrink, with the S&P 500’s trailing P/E at 12.9x at year end, down from 15.0x at year end 2010.  Essentially, strong corporate earnings in 2011 were offset by ongoing valuation compression, which has been in place since1999, when the S&P 500 ended the year at 28.4x trailing earnings.

It is interesting to note that S&P 500 earnings will have almost doubled in the three years between December 31, 2008, and December 31, 2011, a far greater recovery than the 39% increase in the S&P 500’s price.  The Index’s price lag relative to the improvement in earnings has resulted in P/E multiple compression from 18.2x at year end 2008 to 12.9x today, even as the yield on 10 year Treasuries has fallen from 3.84% at year end 2009 to 1.87% at year end 2011.

We are constructive on the outlook for equity returns going forward, and our positive stance is largely based on valuations.

The three primary risk factors of 2011 – a below trend U.S. economic recovery, the debt crisis in Europe, and deep political divisions in the U.S. – remain concerns for 2012.

That said, we believe the equity valuations largely discount many of the apparent risks facing investors at present.

The S&P 500 trades at 12.9x trailing 2011 earnings, and at 11.6x consensus 2012 estimated earnings of $107, the lowest valuations for the Index since 1989.

We believe fair value for the S&P 500 in 2012 approximates 1500-1600, or about 14-15x consensus estimated 2012 earnings.

Valuations for stocks may be understated by large and growing cash balances that in many cases are well above normal operating cash needs.  While the excess liquidity can be a drag on short term profitability, it does provide managements with opportunities to enhance shareholder value through increased capital spending, research and development, dividend increases, and/or share repurchases.

Shareholder Letter	January 9, 2012

While we do not know what the catalyst(s) could be to create improved investor sentiment toward stocks and higher equity valuations, we believe that over time, continued growth in business value should eventually be recognized by investors, especially if interest rates remain depressed.

Our Portfolio

The Fund’s portfolio continues to be comprised primarily with companies with strong balance sheets, high levels of profitability, and a demonstrated ability to grow business value over the long run despite periodically challenging economic conditions.

During 2011, we tilted the Fund’s portfolio in the direction of companies with relatively greater sensitivity to the economy, especially during the second half of the year as stock prices fell sharply between July and October.  Our rationale was that 1) as stock prices declined, it made more sense to position capital for an eventual improvement in both economic conditions and investor sentiment, and 2) valuations led us in that direction – as 2011 unfolded, “safe” became more highly valued relative to “economically sensitive,” in part because investors bid up valuations of consumer staple companies and utilities in search of dividend yield and lower stock price volatility.

The following table summarizes the changes we made in the Fund in 2011:

BRIDGES INVESTMENT FUND CHANGES FOR 2011

NEW BUYS:	ADDS:	TRIMS:	ELIMINATED:
Accenture	Amazon	Abbott Labs	Aflac
Autodesk	Anadarko Petroleum	Allergan	American Capital LTD
Cognizant Technology	Capital One	Altria	Autodesk
EMC	Carnival Corp	Capital One	Bank of America
Eaton	Caterpillar	Express Scripts	Best Buy
Ebay	Chesapeake Energy	Google	Celgene
Factset Research	Chevron	MasterCard	Cisco Systems
Perrigo	Directv	McDonalds	CME Group
Praxair	General Electric	Pepsico	Credicorp
Priceline	iShares S&P Midcap 400	Roper	Disney
Schlumberger	iShares S&P Small Cap 600	Visa	Dolby Labs
Stanley Black & Decker	McDonalds	Waters	Factset Research
Starbucks	Praxair		Fluor
Tiffany			Goldman Sachs
Verifone			Hewlett Packard
JPMorgan Chase
Microsoft
Procter & Gamble
Research in Motion
Stanley Black & Decker
Stryker
Teva Pharmaceutical
Transocean

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

The companies that added the most value to the Fund in 2011 included Apple, Chevron, Google, MasterCard, McDonalds, Perrigo, Philip Morris International, Union Pacific, and Visa.

The companies that were the largest drag on performance in 2011 included Apache, BHP Billiton, Carnival, Chesapeake Energy, Credicorp, Express Scripts, Schlumberger, and Teva Pharmaceutical.

Overall, we believe the Fund’s holdings are very attractively valued looking out over the next several years.  At present, the Fund’s portfolio trades at 13.0x estimated 2012 earnings and 11.3x estimated 2013 earnings, and have projected long term earnings growth of 11-13%.  This compares favorably with the 12.8x 2012 P/E and 6-7% earnings growth projected for the S&P 500.

We believe that the Fund’s companies should be well positioned to grow shareholder value at attractive rates in the future. The Fund’s holdings have strong balance sheets, long track records of generating above average financial performance for shareholders, attractive valuation characteristics, and good prospects for growing their business value over time.

Shareholder Letter	January 9, 2012

Over time, we believe our companies should do well based on a combination of 1) continued solid growth in underlying business value if revenues, earnings and free cash flow grow, and 2) if valuations expand toward historical norms.  The average price earnings multiple on our companies on estimated 2012 earnings is about 13x versus an average P/E of over 20x over the past decade.

We will continue to focus on owning in the Fund those companies with what we feel are the best combination of strong business franchises, good growth prospects and attractive valuation metrics.  We expected stock market volatility in 2012 to be above average, as was the case in 2011, given economic weakness and credit markets concerns in Europe, and the slower than normal economic recovery in the U.S.

It is our belief that equity valuations currently discount U.S. and global economic risks, and that over time, equity valuations can expand as economic conditions eventually stabilize and improve.  We anticipate using interim periods of stock market weakness to improve the portfolio’s quality and exposure to companies that can show good growth in business value in a business environment that may remain challenging over the next several years.

We appreciate your investment in the Fund and welcome any questions you may have about the portfolio.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 1, 2011 THROUGH DECEMBER 31, 2011

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Accenture PLC	15,000	15,000
Amazon.com, Inc.	500	4,500
Capital One Financial Corporation	5,000	50,000
Carnival Corporation	5,000	30,000
Caterpillar, Inc.	3,000	23,000
Chicago Bridge & Iron Company	10,000	30,000
Cognizant Technology Solutions	3,000	10,000
DIRECTV	3,000	25,000
EMC Corporation	25,000	55,000
Eaton Corporation	33,000	50,000
eBay, Inc.	15,000	15,000
Emerson Electric Co.	5,000	20,000
FactSet Research Systems, Inc.	6,000	6,000
iShares S&P MidCap 400 Index Fund	9,000	30,000
iShares S&P SmallCap 600 Index Fund	8,000	30,000
McDonald's Corporation	2,000	17,000
Priceline.com, Incorporated	500	2,000
Schlumberger Limited	6,000	16,000
Starbucks Corporation	15,000	15,000
Tiffany & Co.	10,000	10,000
Verifone, Inc.	25,000	25,000

Exhibit 1
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 1, 2011 THROUGH DECEMBER 31, 2011

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Aflac, Inc.	10,000	—
Autodesk, Inc.	15,000	—
Bank of America Corporation	50,000	—
Best Buy Co., Inc.	25,000	—
CME Group, Inc.	2,500	—
Celgene Corporation	15,000	—
Cisco Systems, Inc.	30,000	—
Credicorp Limited	7,000	—
Walt Disney Company (The)	10,000	—
FactSet Research Systems, Inc.	6,000	—
Fluor Corporation	15,000	—
Goldman Sachs Group, Inc. (The)	6,500	—
Google, Inc.	500	4,500
JPMorgan Chase & Co.	30,000	—
MasterCard, Inc.	1,000	11,000
McDonalds Corporation	2,000	15,000
Stanley Black & Decker, Inc.	5,000	—
Teva Pharmaceutical Industries Ltd.	28,000	—
Visa, Inc. Class A	2,000	15,000

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – – – Year End Statistics – – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
07-01-63	$109,000	10,900	$10.00	$—		$—
12-31-63	159,187	15,510	10.13	.07		—
12-31-64	369,149	33,643	10.97	.28		—
12-31-65	621,241	51,607	12.04	.285	.	028
12-31-66	651,282	59,365	10.97	.295		—
12-31-67	850,119	64,427	13.20	.295		—
12-31-68	1,103,734	74,502	14.81	.315		—
12-31-69	1,085,186	84,807	12.80	.36		—
12-31-70	1,054,162	90,941	11.59	.37		—
12-31-71	1,236,601	93,285	13.26	.37		—
12-31-72	1,272,570	93,673	13.59	.35	.	08
12-31-73	1,025,521	100,282	10.23	.34	.	07
12-31-74	757,545	106,909	7.09	.35		—
12-31-75	1,056,439	111,619	9.46	.35		—
12-31-76	1,402,661	124,264	11.29	.38		—
12-31-77	1,505,147	145,252	10.36	.428	.	862
12-31-78	1,574,097	153,728	10.24	.481	.	049
12-31-79	1,872,059	165,806	11.29	.474	.	051
12-31-80	2,416,997	177,025	13.65	.55	.	0525
12-31-81	2,315,441	185,009	12.52	.63	.	0868
12-31-82	2,593,411	195,469	13.27	.78	.	19123
12-31-83	3,345,988	229,238	14.60	.85	.	25
12-31-84	3,727,899	278,241	13.40	.80	.	50
12-31-85	4,962,325	318,589	15.58	.70	.	68
12-31-86	6,701,786	407,265	16.46	.688	.	86227
12-31-87	7,876,275	525,238	15.00	.656	1.	03960
12-31-88	8,592,807	610,504	14.07	.85	1.	10967
12-31-89	10,895,182	682,321	15.97	.67	.	53769
12-31-90	11,283,448	744,734	15.15	.67	.	40297
12-31-91	14,374,679	831,027	17.30	.66	.	29292
12-31-92	17,006,789	971,502	17.51	.635	.	15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.	17075
12-31-94	18,096,297	1,058,427	17.10	.59	.	17874
12-31-95	24,052,746	1,116,620	21.54	.575		19289
12-31-96	29,249,488	1,190,831	24.56	.55	.	25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.	30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.	11648
12-31-99	69,735,684	1,508,154	46.24	.30	.	91088
12-31-00	71,411,520	1,850,301	38.59	.40	.	80880716
12-31-01	60,244,912	1,940,494	31.05	.26		—
12-31-02	45,854,541	1,989,769	23.05	.20		—
12-31-03	62,586,435	2,016,560	31.04	.24		—
12-31-04	74,281,648	2,230,038	33.31	.305		—
12-31-05	80,715,484	2,305,765	35.01	.2798		—
12-31-06	82,754,479	2,336,366	35.42	.2695		—
12-31-07	77,416,617	2,258,380	34.28	.2364	2.	5735
12-31-08	49,448,417	2,257,410	21.91	.2603		—
12-31-09	67,435,343	2,303,377	29.28	.17		—
12-31-10	75,014,486	2,307,301	32.51	.126		—
12-31-11	73,779,028	2,266,478	32.55	.1586		—

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

DECEMBER 31, 2011
(Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2011 – December 31, 2011).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2011 –
	July 1, 2011	December 31, 2011	December 31, 2011
Actual	$1,000.00	$969.20	$4.38
Hypothetical (5% return before expenses)	1,000.00	1,020.75	4.50

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

DECEMBER 31, 2011
(Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$66,281,450
Corporate Bonds	2,241,291
Exchange Traded Funds	4,676,700
Short Term Investments	646,578
Total	$73,846,019

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

Title of Security	Shares	Cost	Value

COMMON STOCKS – 89.84%

Beverage and Tobacco Product Manufacturing – 4.48%
Altria Group, Inc.	25,000	$478,400	$741,250
PepsiCo, Inc.	15,000	657,954	995,250
Philip Morris International, Inc.	20,000	685,363	1,569,600
		$1,821,717	$3,306,100
Chemical Manufacturing – 4.53%
Allergan, Inc.	15,000	$593,458	$1,316,100
Perrigo Co.	12,000	891,115	1,167,600
Praxair, Inc.	8,000	758,391	855,200
		$2,242,964	$3,338,900
Clothing and Clothing Accessories Stores – 0.90%
Tiffany & Co.	10,000	$677,080	$662,600

Computer and Electronic Product Manufacturing – 13.27%
Apple, Inc. (a)	12,000	$1,380,552	$4,860,000
EMC Corp. (a)	55,000	1,333,905	1,184,700
QUALCOMM, Inc.	40,000	1,541,688	2,188,000
VeriFone Systems, Inc. (a)	25,000	1,003,604	888,000
Waters Corp. (a)	9,000	472,047	666,450
		$5,731,796	$9,787,150
Couriers and Messengers – 2.12%
FedEx Corp.	10,000	$688,396	$835,100
United Parcel Service, Inc.	10,000	671,348	731,900
		$1,359,744	$1,567,000
Credit Intermediation and Related Activities – 7.17%
Capital One Financial Corp.	50,000	$1,579,084	$2,114,500
Wells Fargo & Co.	60,000	1,444,348	1,653,600
		$3,023,432	$3,768,100
Data Processing, Hosting and Related Services – 1.17%
Rackspace Hosting, Inc. (a)	20,000	$478,448	$860,200

Electrical Equipment, Appliance, and Component Manufacturing – 1.26%
Emerson Electric Co.	20,000	$1,043,018	$931,800

Food Services and Drinking Places – 2.98%
McDonald’s Corp.	15,000	$1,021,186	$1,504,950
Starbucks Corp.	15,000	561,001	690,150
		$1,582,187	$2,195,100
General Merchandise Stores – 1.39%
Target Corp.	20,000	$614,615	$1,024,400

Health and Personal Care Stores – 2.54%
Express Scripts, Inc. (a)	42,000	$850,873	$1,876,980

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets
ADR	American Depository Receipt
(a)	Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2011

Title of Security	Shares	Cost	Value

COMMON STOCKS (Continued)

Heavy and Civil Engineering Construction – 1.54%
Chicago Bridge & Iron Co.	30,000	$1,025,126	$1,134,000

Insurance Carriers and Related Activities – 2.07%
Berkshire Hathaway, Inc. – Class B (a)	20,000	$678,649	$1,526,000

Leather and Allied Product Manufacturing – 0.65%
NIKE, Inc.	5,000	$424,432	$481,850

Machinery Manufacturing – 5.92%
Caterpillar, Inc.	23,000	$1,379,092	$2,083,800
General Electric Co.	55,000	697,938	985,050
Roper Industries, Inc.	15,000	714,293	1,303,050
		$2,791,323	$4,371,900
Mining (except Oil and Gas) – 1.44%
BHP Billiton Ltd. – ADR	15,000	$1,122,662	$1,059,450

Nonstore Retailers – 1.67%
Amazon.com, Inc. (a)	4,500	$681,078	$778,950
eBay, Inc. (a)	15,000	451,565	454,950
		$1,132,643	$1,233,900
Oil and Gas Extraction – 6.75%
Anadarko Petroleum Corp.	24,000	$1,598,009	$1,831,920
Apache Corp.	20,000	1,502,797	1,811,600
Chesapeake Energy Corp.	60,000	1,649,239	1,337,400
		$4,750,045	$4,980,920
Other Information Services – 3.93%
Google, Inc. (a)	4,500	$1,953,793	$2,906,550

Petroleum and Coal Products Manufacturing – 3.32%
Chevron Corp.	23,000	$1,061,445	$2,447,200

Professional, Scientific, and Technical Services – 8.78%
Accenture PLC	15,000	$810,790	$798,450
Cognizant Technology Solutions Corp. (a)	10,000	712,812	643,100
Mastercard, Inc.	11,000	1,911,348	4,101,020
priceline.com, Inc. (a)	2,000	903,396	935,420
Visa, Inc.	15,000	1,067,701	1,522,950
		$5,406,047	$8,000,940
Rail Transportation – 3.59%
Union Pacific Corp.	25,000	$1,460,062	$2,648,500

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 1.16%
T. Rowe Price Group, Inc.	15,000	$725,747	$854,250

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets
ADR	American Depository Receipt
(a)	Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2011

Title of Security	Shares	Cost	Value

COMMON STOCKS (Continued)

Support Activities for Mining – 1.48%
Schlumberger Ltd.	16,000	$1,339,590	$1,092,960

Telecommunications – 1.45%
DIRECTV (a)	25,000	$910,422	$1,069,000

Transportation Equipment Manufacturing – 2.95%
Eaton Corp.	50,000	$2,352,243	$2,176,500

Water Transportation – 1.33%
Carnival Corp.	30,000	$1,108,253	$979,200

TOTAL COMMON STOCKS		$47,668,356	$66,281,450

	Principal
	Amount	Cost	Value
CORPORATE BONDS – 3.04%

Beverage and Tobacco Product Manufacturing – 0.35%
Reynolds American, Inc.
7.250%, 06/01/2012	$250,000	$250,633	$256,068

Broadcasting (except Internet) – 0.32%
Comcast Corp.
6.500%, 01/15/2017	200,000	$199,592	$235,235

Building Material and Garden Equipment and Supplies Dealers – 0.31%
Home Depot, Inc.
5.400%, 03/01/2016	200,000	$187,228	$230,994

Credit Intermediation and Related Activities – 0.34%
MBNA Corp.
7.500%, 03/15/2012	250,000	$250,501	$251,637

Funds, Trusts, and Other Financial Vehicles – 0.43%
Spectra Energy Capital, LLC
8.000%, 10/01/2019	250,000	$266,764	$314,604

General Merchandise Stores – 0.50%
JC Penney Corp., Inc.
7.400%, 04/01/2037	400,000	$400,919	$371,999

Machinery Manufacturing – 0.41%
Applied Materials, Inc.
7.125%, 10/15/2017	250,000	$253,252	$303,040

Oil and Gas Extraction – 0.38%
Anadarko Petroleum Corp.
7.625%, 03/15/2014	250,000	$243,990	$277,714

TOTAL CORPORATE BONDS		$2,052,879	$2,241,291

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets
(a)	Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Concluded)

DECEMBER 31, 2011

Title of Security	Shares	Cost	Value

EXCHANGE TRADED FUNDS – 6.34%

Funds, Trusts, and Other Financial Vehicles – 6.34%
iShares S&P MidCap 400 Index Fund	30,000	$2,641,547	$2,628,300
iShares S&P SmallCap 600 Index Fund	30,000	2,002,666	2,048,400

TOTAL EXCHANGE TRADED FUNDS		$4,644,213	$4,676,700

SHORT-TERM INVESTMENTS – 0.87%

Mutual Fund – 0.87%
SEI Daily Income Trust Treasury Fund, 0.010%	646,578	$646,578	$646,578

TOTAL SHORT-TERM INVESTMENTS		$646,578	$646,578

TOTAL INVESTMENTS – 100.09%		$55,012,026	$73,846,019
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.09)%			(66,991)
TOTAL NET ASSETS – 100.00%			$73,779,028

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of the value of net assets

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments in securities, at fair value (cost: $55,012,026)	$73,846,019
Cash	1,275
Receivables
Dividends and interest	105,553
Fund shares issued	14
Prepaid Expenses	8,433

TOTAL ASSETS	$73,961,294

LIABILITIES:
Payables
Advisory fees	$91,318
Distribution to shareholders	15,946
Payable to Directors	5
Accrued expenses	74,997

TOTAL LIABILITIES	$182,266

TOTAL NET ASSETS	$73,779,028

NET ASSETS CONSIST OF:
Capital stock	$56,160,467
Accumulated undistributed net realized loss on investments	(1,215,432)
Unrealized appreciation on investments	18,833,993

TOTAL NET ASSETS	$73,779,028

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,266,478

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$32.55

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME:
Dividend income (net of foreign tax withheld of $2,916)	$871,581
Interest income	148,098

Total investment income	$1,019,679

EXPENSES:
Advisory fees	$380,944
Administration fees	86,460
Dividend disbursing and transfer agent fees	47,391
Fund accounting fees	41,798
Professional Services	40,860
Independent director’s expenses and fees	23,505
Other	17,238
Printing and supplies	13,615
Custody fees	11,629
Taxes and licenses	45

Total expenses	$663,485
NET INVESTMENT INCOME	$356,194

NET REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
Net realized gain on investments	313,583

Net change in unrealized appreciation on investments	(210,985)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	102,598

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$458,792

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
OPERATIONS:
Net investment income	$356,194	$290,841
Net realized gain on investments	313,583	208,642
Net (decrease)/increase in unrealized appreciation on investments	(210,985)	7,303,942

Net increase in net assets resulting from operations	$458,792	$7,803,425

Net equalization of debits/credits:	(2,484)	(62)

Distributions to shareholders:
From net investment income	(363,000)	(290,649)

Total distributions	$(363,000)	$(290,649)

Capital Share Transactions:
Net (decrease)/increase in net assets from capital share transactions	(1,328,766)	66,429

Total (Decrease)/Increase in Net Assets	$(1,235,458)	$7,579,143

NET ASSETS:
Beginning of the Period	$75,014,486	$67,435,343
End of the Period (including undistributed net investment
income of $0 and $950, respectively)	$73,779,028	$75,014,486

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$32.51	$29.28	$21.91	$34.28	$35.42

Income (loss) from investment operations:
Net investment income1	0.16	0.14	0.17	0.25	0.23
Net realized and unrealized gain/(loss) on investments	0.04	3.22	7.37	(12.36)	1.44
Total from investment operations	0.20	3.36	7.54	(12.11)	1.67

Less dividends and distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.17)	(0.25)	(0.24)
Distributions from net realized gains	—	—	—	—	(2.57)
Distributions from tax return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.16)	(0.13)	(0.17)	(0.26)	(2.81)

Net asset value, end of period	$32.55	$32.51	$29.28	$21.91	$34.28

Total return1	0.62%	11.50%	34.61%	(35.47%)	4.72%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$73,779	$75,014	$67,435	$49,448	$77,417
Ratio of net expenses to average net assets:	0.88%	0.90%	1.02%	0.77%	0.80%
Ratio of net investment income to average net assets:	0.47%	0.42%	0.63%	0.86%	0.64%
Portfolio turnover rate	26.6%	26.3%	18.2%	23.4%	39.0%

See accompanying Notes to the Financial Statements.

1	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Investments –
Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securitiesowned are reflected in the accompanying statement of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Bonds and other fixed-income securities (other than the short-term securities) are valued using the bid price provided by an independent pricing service. Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). If no sales were reported on that day, quoted market price represents the closing bid price.

Securities for which prices are not readily available were valued by the Fund’s valuation committee (the “Valuation Committee”) at a fair value determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

The Valuation Committee concluded that a price determined under the Fund’s valuation procedures was not readily available if, among other things, the Valuation Committee believed that the value of the security might have been materially affected by an intervening significant event.  A significant event may be related to a single issuer, to an entire market sector, or to the entire market.  These events may include, among other things: issuer–specific events including rating agency action, earnings announcements and corporate actions, significant fluctuations in domestic or foreign markets, natural disasters, armed conflicts, and government actions.  In the event that the market quotations are not readily available, the fair value of such securities will be determined in good faith, taking into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.  The members of the Valuation Committee shall continuously monitor for significant events that might necessitate the use of fair value procedures.

B.	Federal Income Taxes –
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies (“RICs”) to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision for the Fund is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign securities.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

The Fund has not recorded any liability for material unrecognized tax benefits as of December 31, 2011.  It is the Fund’s policy to recognize accrued interest and penalties related to uncertain benefits in income taxes as appropriate.  Tax years that remain open to examination by major jurisdiction include tax years ended December 31, 2008 through December 31, 2011.

On December 22, 2010, The RIC Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

C.	Distribution To Shareholders –
The Fund pays dividends to shareholders on a quarterly basis on the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders on the ex-dividend date.

D.	Equalization –

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E.	Use of Estimates –

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

F.	Fair Value Measurements –
TheFund has adopted the Financial Accounting Standards Board (“FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical investments
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The FASB also issued guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.  During the year ended December 31, 2011, no securities held by the fund were deemed as Level 3.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at market value:

	Level 1	Level 2	Level 3	Total
Equity
Manufacturing	$26,174,950	$—	$—	$26,174,950
Finance and Insurance	7,671,300	—	—	7,671,300
Mining	7,133,330	—	—	7,133,330
Retail Trade	4,797,880	—	—	4,797,880
Information	4,835,750	—	—	4,835,750
Transportation and Warehousing	5,194,700	—	—	5,194,700
Professional, Scientific
and Technical Services	7,144,440	—	—	7,144,440
Accommodation and Food Services	2,195,100	—	—	2,195,100
Construction	1,134,000	—	—	1,134,000
Total Equity	66,281,450	—	—	66,281,450
Exchange Traded Funds
Finance and Insurance	4,676,700	—	—	4,676,700
Fixed Income
Corporate Bonds	—	2,241,291	—	2,241,291
Total Fixed Income	—	2,241,291	—	2,241,291
Short-Term Investments	646,578	—	—	646,578
Total Investments in Securities	$71,604,728	$2,241,291	$—	$73,846,019

There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2011.  Transfers between levels are recognized at the end of the reporting period.

G.	Derivative Instruments and Hedging Activities –
The Fund has adopted FASB guidance regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.  The Fund did not enter into any derivative transactions during the year ended December 31, 2011.

(2)	INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (the “Investment Adviser”) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month-end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser. For the year ended December 31, 2011, the Fund incurred $380,944 in advisory fees.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2011.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser acts as primary administrator to the Fund at an annual rate of $42,500. U.S. Bancorp Fund Services, LLC acts as sub-administrator to the Fund, and for its services, receives an annual fee at the rate of 0.055% for the first $50 million of the Fund’s average net assets, 0.045% on the next $50 million of average net assets, and 0.04% on the balance, subject to an annual minimum of $35,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

(3)	SECURITY TRANSACTIONS

The cost of long-term investment purchases during the years ended December 31, were:

	2011	2010
Non U.S. government securities	$19,995,699	$19,334,285

Net proceeds from sales of long-term investments during the years ended December 31, were:

	2011	2010
Non U.S. government securities	$21,083,361	$17,538,066

There were no long-term U.S. government transactions for the years ended December 31, 2011 and 2010.

(4)	NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(5)	CAPITAL STOCK

Shares of capital stock issued and redeemed during the years ended December 31, were as follows:

	2011	2010
Shares sold	58,968	115,163
Shares issued to shareholders in reinvestment of net investment income	9,937	8,453
	68,905	123,616
Shares redeemed	(109,729)	(119,692)
Net (decrease)/increase	(40,824)	3,924

Value of capital stock issued and redeemed during the years ended December 31, were as follows:

	2011	2010
Shares sold	1,945,553	3,405,255
Shares issued to shareholders in reinvestment of net investment income	319,065	255,109
	2,264,618	3,660,364
Shares redeemed	(3,593,384)	(3,593,935)
Net (decrease)/increase	(1,328,766)	66,429

(6)	DISTRIBUTIONS TO SHAREHOLDERS

On March 31, 2011, June 30, 2011, September 30, 2011 and December 30, 2011, cash distributions were declared from net investment income accrued through March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively. These distributions were calculated as $0.030, $0.030, $0.040 and $0.059 per share. The dividends were paid on March 31, 2011, June 30, 2011, September 30, 2011 and December 30, 2011, to shareholders of record on March 30, 2011, June 29, 2011, September 29, 2011 and December 29, 2011.

(7)	FEDERAL INCOME TAX INFORMATION

The tax character of distributions during the years ended December 31, 2011 and 2010 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
12/31/11	$2363,000	$—
12/31/10	290,649	—

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2011 the undistributed net investment income increased by $8,340 and paid-in-capital decreased by $8,340.

As of December 31, 2011, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$55,012,026
Unrealized appreciation	$20,750,774
Unrealized depreciation	$(1,916,781)
Net unrealized appreciation	$18,833,993

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$18,833,993
Undistributed ordinary income	$—
Undistributed long term gains	$—
Distributable earnings	$—
Other accumulated loss	$(1,215,432)
Total accumulated capital earnings	$17,618,561

At December 31, 2011, the Fund deferred, on a tax basis, post-October losses of $380,176.

The Fund has $835,256 in capital loss carryovers which expires on December 31, 2017.

The Fund utilized $662,494 of prior capital loss carryovers during the year ended December 31, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Bridges Investment Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
February 22, 2012

PRIVACY POLICY NOTICE
(Unaudited)

Protecting your privacy is important to Bridges Investment Fund, Inc. and our employees.  We want you to understand what information we collect and how we use it.  In order to provide our shareholders with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain shareholder information.  The following policy serves as a standard for all Bridges Investment Fund, Inc. employees for the collection, use, retention, and security of nonpublic personal information.

What Information We Collect

In order to serve you better, we may collect nonpublic personal information about you from the following sources:

•Information we receive from you in connection with opening an account or establishing and maintaining a shareholder relationship with us, whether in writing or oral;

•Information about your transactions with us or our affiliates; and

•Information we receive from third parties such as your accountants, attorneys, life insurance agents, family members, financial institutions, custodians, trustees and credit bureaus.

“Nonpublic personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you.  For example, nonpublic personal information includes the contents of your application, account balance, transaction history and the existence of a relationship with us.

What Information We Disclose

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.  We are permitted to disclose nonpublic personal information about you to other third parties in certain circumstances.  For example, we may disclose nonpublic personal information about you to third parties to assist us in servicing your account with us.

If you decide to close your account(s) or become an inactive shareholder, we will adhere to the privacy policies and practices as described in this notice.

Our Security Procedures

We also take steps to safeguard shareholder information.  We restrict access to your personal and account information to those who need to know that information to provide products and services to you.  Violators of these standards will be subject to disciplinary measures.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

ADDITIONAL DISCLOSURES
(Unaudited)

Investment Advisory Agreement Disclosure (Unaudited)

The Fund’s investment advisory agreement with Bridges Investment Management, Inc. (“BIM”) was approved by the independent members of the Board of Directors on November 15, 2011.

In approving the continuance of the investment advisory agreement, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board by the investment manager.  In addition, the independent Directors reviewed the expertise, personnel, and the resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

With respect to BIM’s financial resources, BIM provided the Fund’s Board of Directors information showing (as of December 31, 2010) total assets of $4,792,184, no long-term debt, and total shareholders’ equity of $3,123,307, with a current ratio (current assets to current liabilities) of 2.69x and an equity to total assets ratio of 65.18%.

The directors reviewed and focused on the Fund’s past performance and operations in their evaluation and decision.  Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund’s performance criteria to funds with similar investment objectives.  The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked, on percentile terms, in the 56th percentile over a trailing 12-month period, 67th over a 3-year period, 66th over a 5-year period, and 59th over a 10-year period. (as of October 31, 2011)

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (94.9% as of September 30, 2011) and bonds (2.2% as of September 30, 2011).  They also reviewed a number of current ratios for the Fund’s portfolio, including the current price/earnings ratio of Fund stocks (12.4x as of October 31, 2011) price/cash ratio (6.7x) and price/book ratio (2.1x), as well as the Fund’s turnover ratio, which at 26% for the trailing twelve months, was still well below the average turnover ratio average of 82% for a comparison group of large cap growth funds.  The directors also reviewed the Fund’s expense ratio, which was 0.91% for the period ending September 30, 2011, compared to an average of 1.73% for a peer group of funds selected as the comparison group.

The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund’s fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

With respect to the Fund’s compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure.

The Board of Directors noted that Edson L. Bridges III has more than 28 years experience with the Fund’s portfolio and thus is very familiar with the Fund’s history and operations.  The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, with Brian Kirkpatrick as the back-up person in this position.

At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM.  The Fund’s Board of Directors reviewed in May, 2011, an annual disclosure for 2010 on soft dollar commission arrangements of BIM and the benefits that BIM, and its clients may receive from the Fund’s portfolio transactions.  The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

Other Information (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov, or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).  These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2011 can be obtained from the Fund’s website at http://www.bridgesfund.com, by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS

Introduction

The following information is provided in response to Item 22 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C.  The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 22(b)(3)

The Directors, as a group, were paid a total of $23,500 by Bridges Investment Management, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2011.  These fees were reimbursed by the Fund in the calendar quarter that followed the date such payment was made.

The Officers, as a group, were not paid any compensation by the Fund for their services during 2011.  During the most recent fiscal year ended December 31, 2011, the Fund paid its investment adviser, Bridges Investment Management, Inc., $380,944 in fees under the investment advisory contract.

Item 22(b)(5)

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders.  The following tables give information about each Board member and the senior officers of the Fund.  Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members).  In addition, the Fund’s Statement of Additional Information includes additional information about Fund directors and is available, from the Fund’s website at http://www.bridgesfund.com or by calling 1.800.939.8401.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).  Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Management, Inc.  Those individuals who are not “interested persons” are disinterested persons for this disclosure.  Bridges Investment Fund, Inc. considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgment with respect to the governance of the Fund.**

**Disinterested Persons
Also Known As Independent Directors**

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Nathan Phillips	Mr. Dodge is the Executive Vice President of N.P. Dodge Company. He has worked at N.P. Dodge Company
Dodge III Age: 48	since October, 1993. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became
Director	a Director of Lauritzen Corp. in 2008 and of First State Bank of Loomis in 2003.
(2010 – present)

John J. Koraleski	Mr. Koraleski was elected Chairman on April 13, 2005. Mr. Koraleski is Executive Vice President-Marketing &
Age: 61	Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present
Chairman	position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for
(2005 – present)	all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad’s Operating Committee. Prior to his current officer position with
Director	the Railroad, Mr. Koraleski was the Railroad’s Chief Financial Officer, Controller of Union Pacific Corporation.
(1995 – present)	In those positions, he was responsible for the Railroad’s Information Technologies and Real Estate Departments.
Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Adam M. Koslosky	Mr. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal
Age: 55	Corporation is a bronze bearing manufacturer located in Omaha, Nebraska. Mr. Koslosky commenced his career with Magnolia Metal Corporation in 1978. Mr. Koslosky also is a general partner of Mack Investments,
Director	Ltd., a privately held investment company located in Omaha, Nebraska. He has been a Director of Nebraska
(2007 – present)	Methodist Hospital Foundation since 1993. Mr. Koslosky has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors. Mr. Koslosky serves as the Chairman of the Fund’s Audit Committee.

Michael C. Meyer	Mr. Meyer is currently the Vice President of Asset Management of Tenaska, Inc. Tenaska is a privately held
Age: 53	energy company that develops, constructs, owns and operates large-scale non-utility power plants. Tenaska also markets natural gas, electricity and biofuels products and, provides associated energy risk management services;
Director	provides management and operation services to private equity partnerships; and engages in natural gas
(2008 – present)	exploration, production and associated transportation systems. Prior to his current position, Mr. Meyer was Vice
President, International Asset Management with responsibility for managing Tenaska’s international business and has been employed at Tenaska since 1995. In his 30-plus years of financial and operations management experience in the banking and energy industries, Mr. Meyer has held positions with the United States Treasury
Department’s Office of the Comptroller of the Currency, the Farm Credit System and the First National Bank of
Omaha. Mr. Meyer has been determined to be an “audit committee financial expert” within the meaning of the
Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

Gary L. Petersen	Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen
Age: 68	commenced employment with the company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide
Director	distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as
(1987 – present)	Chairman of the Fund’s Administration and Nominating Committee.

Robert Slezak	Mr. Slezak is currently an independent management consultant, and has been since November 1999. Prior to
Age: 54	that, Mr. Slezak served as Vice President, Chief Financial Officer and Treasurer of the Ameritrade Holding
Corporation from January 1989 to November 1999 and as a director from October 1996 to September 2002.
Director	Mr. Slezak currently serves as a member of the board of directors of United Western Bancorp, Inc. and Xanadoo
(2008 – present)	Company, a provider of wireless communication services. Mr. Slezak has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

MD&A-2

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund.  The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L.	Since December 2000, Mr. Bridges has been President, Chief Executive Officer, and Director of Bridges
Bridges III, CFA	Investment Management, Inc. Since August of 1983, Mr. Bridges was a full-time member of the professional
Age: 53	staff of Bridges Investment Counsel, Inc. where he has served as Executive Vice President since 1993. Mr.
Bridges is also a Director of that firm. Mr. Bridges has been responsible for securities research and the
President	investment management for an expanding base of discretionary management accounts, including the Fund, for
(1997 – present)	more than 14 years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and
he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges became Chief
Chief Executive	Executive Officer of the Fund on April 13, 2004. Mr. Bridges is an officer and a Director of Bridges Investor
Officer	Services, Inc. and Chairman of the Board of Provident Trust Company. Mr. Bridges became a Director of
(2004 - present)	Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the Audit Committee of the Stratus Fund.

Director
(1991 – present)
Robert W.	Mr. Bridges is a Director and Senior Equity Analyst at Sterling Capital Management LLC. Sterling Capital
Bridges, CFA	Management LLC, located in Charlotte, North Carolina, is an investment management company founded in
Age: 46	1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance before assuming his current
Director	position in 2000. Mr. Bridges has been a Director of Bridges Investment Counsel, Inc. since December 2006,
(2007 – present)	and a Director of Provident Trust Company since 2007. Prior to joining Sterling, Mr. Bridges served in accounting, research analysis and several other roles for Bridges Investment Counsel, Inc. for six years. Mr.
Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.

MD&A-3

Additional Officers of the Fund

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L.	Mr. Bridges was elected Chairman Emeritus on April 15, 2006. Mr. Bridges had previously served as
Bridges II, CFA	Chairman, Vice-Chairman, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by
Age: 79	Edson L. Bridges III as Chief Executive Officer of the Fund on April 13, 2004. Since December 2000, Mr.
Bridges has served as a director of Bridges Investment Management, Inc. In September, 1959, Mr. Bridges
Chairman Emeritus	became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President,
(2006 – present)	Director, and Chief Compliance Officer of Bridges Investment Counsel, Inc. Mr. Bridges is also President and
Director of Bridges Investor Services, Inc., and is President and Director of Provident Trust Company, chartered
Vice-Chairman	to conduct business on March 11, 1992.
(2005 – 2006)

Chairman
(1997 – 2005)

Chief Executive Officer
(1997 – 2004)
President
(1970 – 1997)
Director
(1963 – 2007)

Nancy K. Dodge	Ms. Dodge has been an employee of Bridges Investment Management, Inc. since 1994, where she serves as a
Age: 50	Senior Vice President. After joining Bridges Investment Counsel, Inc. in January of 1980, her career progressed through the accounting department of that Firm, to her present position as Senior Vice President of Investor
Treasurer	Support and Fund Services. Ms. Dodge is the person primarily responsible for overseeing day to day operations
(1986 – present)	for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, transfer agent, and the auditor. She was appointed Chief Compliance Officer of the Fund, as of November 21,
Chief Compliance	2006. Ms. Dodge is a Senior Vice President and Director of Bridges Investor Services, Inc., and a Vice
Officer	President and Trust Officer for Provident Trust Company.
(2006 – present)

Brian	Mr. Kirkpatrick has been an employee of Bridges Investment Management since 1994. Mr. Kirkpatrick serves
Kirkpatrick, CFA	as a Senior Vice President, Director of Research, Chief Compliance Officer, and Director of Bridges Investment
Age: 40	Management. Having joined Bridges Investment Counsel, Inc. on August 24, 1992, He is a Senior Vice
President of Bridges Investment Counsel, and has been a full-time member of the professional staff of Bridges
Executive Vice	Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding
President	base of discretionary management accounts, including the Fund, for more than 14 years. Mr. Kirkpatrick was
(2006 – present)	appointed Sub Portfolio Manager of the Fund on April 12, 2005. Mr. Kirkpatrick also serves as a Vice President for Provident Trust Company.
Vice President
(2000 – 2006)

Mary Ann Mason	Ms. Mason has been an employee of Bridges Investment Management since 1994, where she currently serves as
Age: 60	Senior Vice President, Corporate Secretary, and Treasurer. She joined Bridges Investment Counsel, Inc. in June
1981, and currently is Senior Vice President, Corporate Secretary and Treasurer of such entity, and the
Secretary	Secretary, Treasurer and Director of Bridges Investor Services, Inc. Ms. Mason also acts as Vice President,
(1987 – present)	Secretary and Treasurer for Provident Trust Company.
Linda Morris	Ms. Morris has been an employee of Bridges Investment Management, Inc. since 1994. Having joined Bridges
Age: 45	Investment Counsel, Inc. in August of 1992, her career has been largely in the client accounting area where she currently serves as Associate Director of Accounting. Ms. Morris was elected Assistant Treasurer of the Fund in
Assistant Treasurer	April, 1999. Ms. Morris is also a Trust Assistant for Provident Trust Company.
(1999 – present)

MD&A-4

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Trinh Wu	Ms. Wu has been an employee of Bridges Investment Management and has served Bridges Investment Counsel,
Age: 55	Inc. since February 1, 1997. Ms. Wu has functioned as the lead accountant for the day to day operation of the
Fund. Ms. Wu currently is the Senior Accountant of Bridges Investment Counsel, Inc. Prior to her employment
Controller	at Bridges Investment Management, Inc., Ms. Wu performed operating and accounting activities for 17 years in
(2001 – present)	the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Ms. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available at the Fund’s website, www.bridgesfund.com, or by calling 1-800-939-8401.

Item 22(b)(7)(i)

This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year.  The investment performance for 2011, the most recently completed fiscal year, was a 0.62% total return with cash distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through three of the Shareholder Letter, which is a part of the Annual Report.

Item 22(b)(7)(ii)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index.  In a table placed within or contiguous to the graph, the Fund’s average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A-6.  The information on the line graph is set forth without amplifying commentary.  However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2011 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor’s 500 Composite Index, the Russell 1000 Growth Index, and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on page MD&A-6.

The Standard & Poor’s 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund.  Common stocks have historically averaged between 70% to 90% of total market value in the Fund’s portfolio over the last decade.  This observation means that our Fund’s investment record in the typical year is unlikely to match the results of a securities investment in the Standard & Poor’s 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund.  Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund.

MD&A-5

AVERAGE ANNUAL TOTAL RETURN
1 YEAR	5 YEARS	10 YEARS
0.62%	0.41%	1.97%

The Fund’s past performance is not an indication of how the Fund will perform in the future.  The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRIDGES INVESTMENT FUND, INC.
AND THE STANDARD AND POORS 500 INDEX AND THE RUSSELL 1000 GROWTH INDEX

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

1.The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

2.The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

3.The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

4.
All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates.  The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.  The Russell 1000 Growth Index is a total return index that reinvests dividends continuously as they are paid.

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser.  The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are encouraged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest.  Management chose the Russell 1000 Growth Index as an additional index for comparison because the Fund’s Investment Manager invests primarily in large capitalization companies that have or are expected to have higher-than-average growth rates in revenues and earnings.

MD&A-6

Item 22(d)(3)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.)  These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 22(d)(4) & (5)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2011 can be obtained at the Fund’s website at www.bridgesfund.com or by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Additional Disclosures

Shareholder Notification of Federal Tax Status (Unaudited) – The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2011 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2011 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Information to Be Filed in N-CSR Report – The Securities and Exchange Commission requires specific certifications by the Fund’s principal officers with every report on Form N-CSR.  The Fund’s President, Executive Vice-President, and Chief Compliance Officer/Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund’s Form N-CSR.  Form N-CSR includes certain additional items of information to be reported, including; Item 2. Code of Ethics; Item 3. Audit Committee Financial Expert; Item 4.  Principal Accountant Fees and Services; Item 6. Schedule of Investments; Item 10. Submission of Matters to Vote of Security Holders; Item 11. Controls and Procedures; and Item 12. Exhibits.  The Fund’s report on Form N-CSR is available, without charge, at the SEC’s website at http://sec.gov, and is also available, without charge, upon request to the offices of the Fund at 1.800.939.8401.

Respectfully Submitted,

Edson L. Bridges III, CFA
President and
Chief Executive and Investment Officer

MD&A-7

(This Page Intentionally Left Blank.)

BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone  402-397-4700
Facsimile  402-397-8617

Directors

Edson L. Bridges III
Robert W. Bridges
Nathan Phillips Dodge III
John J. Koraleski
Adam M. Koslosky
Michael C. Meyer
Gary L. Petersen
Robert Slezak

Officers

John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer and Chief Compliance Officer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, Wisconsin 53202

Corporate Counsel	Counsel to Independent Directors

Baird, Holm, LLP	Koley Jessen P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel	Distributor

Ballard, Spahr, Andrews & Ingersoll, LLP	Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300	615 East Michigan Street
Denver, Colorado 80202	Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s president and treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they provide a written request to the office of the Fund, Attention: Mary Ann Mason, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there are three audit committee financial experts serving on its audit committee.  Adam M. Koslosky, Michael C. Meyer, and Robert T. Slezak are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$27,750	$27,500
Audit-Related Fees
Tax Fees	$3,650	$3,612
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(c)
The registrant’s president and treasurer  have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(d)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 3, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Bridges Investment Fund, Inc.

By (Signature and Title)*/s/ Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date  March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date  March 5, 2012

By (Signature and Title)* /s/ Brian M. Kirkpatrick
Brian M. Kirkpatrick, Executive Vice President

Date  March 5, 2012

By (Signature and Title)* /s/ Nancy K. Dodge
Nancy K. Dodge, Treasurer & CCO

Date  March 5, 2012

* Print the name and title of each signing officer under his or her signature.